AMENDMENT TO
SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
OF
HB2 ORIGINATION, LLC

This AMENDMENT TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF HB2 ORIGINATION, LLC, a Delaware limited liability company (the "Company"), is made and entered into as of May 30, 2023 (this "Amendment"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Second Amended and Restated Limited Liability Company Agreement of the Company, dated as of September 7, 2021 (the "LLC Agreement").

WHEREAS, the Members desire to amend the LLC Agreement to adjust certain terms and time periods applicable to a redemption of Class B Units; and

WHEREAS, Section 16.03 of the LLC Agreement provides that the LLC Agreement may be amended by the Manager and Members holding a majority of the Class A Units outstanding.

NOW, THEREFORE, the undersigned, representing the Manager and Members holding a majority of the Class A Units, consent to the amendment of the LLC Agreement as described herein.

1. Amendment to Section 11.01(a)(ii). Section 11.01(a)(ii) of the LLC Agreement is hereby removed in its entirety and replaced by the following:

"(ii) Any Redemption Date that occurs in a Restricted Taxable Year must be a Quarterly Redemption Date not less than sixty (60) days after delivery of the applicable Redemption Notice. Any Redemption Date that occurs in a year that is not a Restricted Taxable Year must be not more than ten (10) Business Days after delivery of the applicable Redemption Notice."

2. Amendment to Article I. The definition of "Restricted Taxable Year" in Article I of the LLC Agreement is hereby removed in its entirety and replaced by the following:

"Restricted Taxable Year" shall mean any Taxable Year during which the Manager determines the Company does not satisfy the private placement safe harbor of Treasury Regulations Section 1.7704-1(h). Unless the Manager otherwise notifies the Members prior to the commencement of a Taxable Year, each Taxable Year of the Company shall be a Restricted Taxable Year; provided that, notwithstanding the foregoing, the Manager shall be permitted to determine at any time during any taxable year of the Company that such taxable year shall not constitute a Restricted Taxable Year, which determination shall result in such taxable year not being a Restricted Taxable Year for the remainder of such taxable year. For the avoidance of doubt, the provisions herein referencing, or otherwise becoming effective during, a Restricted Taxable Year shall be for purposes of avoiding the classification of the Company for U.S. federal income tax purposes as a "publicly traded partnership" within the meaning of Section 7704(b) of the Code."

3. Full Force and Effect. Except as specifically amended hereby, the LLC Agreement shall remain unchanged and is hereby ratified and confirmed in each and every respect, and continues to be in full force and effect.

4. Entire Understanding. This Amendment and the LLC Agreement set forth the entire agreement and understanding between the parties hereto, and supersedes any prior agreements or understanding between them, whether oral or in writing, with respect to the subject matter hereof.

5. Counterparts; Facsimile. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same document. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or data file signature page were an original thereof.

[Remainder of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

MANAGER:

ALPINE SUMMIT ENERGY INVESTORS, INC.

By:  /s/ Craig W. Perry

Name: Craig W. Perry

Title:  Chief Executive Officer

MEMBERS:

ALPINE SUMMIT ENERGY INVESTORS, INC.

By:  /s/ Craig W. Perry

Name: Craig W. Perry

Title:  Chief Executive Officer

/s/ Craig W. Perry

CRAIG PERRY

[Signature Page to Amendment to Second Amended and Restated Limited Liability Agreement of HB2 Origination, LLC]